WELLS FARGO FUNDS TRUST
                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

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                                                                   FEE AS % OF
FUNDS                                                              AVG. DAILY
                                                                   NET ASSET
                                                                     VALUE
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1. Asset Allocation Fund                                               0.75
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2. California Limited Term Tax-Free Fund                               0.40
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3. California Tax-Free Fund                                            0.40
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4. California Tax-Free Money Market Fund                               0.30
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5. California Tax-Free Money Market Trust                              0.00
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6. Cash Investment Money Market Fund                                   0.10
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7. Colorado Tax-Free Fund                                              0.40
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8. Diversified Bond Fund                                               0.50
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9. Diversified Equity Fund                                             0.72
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10. Diversified Small Cap Fund                                         0.87
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11. Equity Income Fund                                                 0.75
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12. Equity Index Fund                                                  0.25
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13. Equity Value Fund                                                  0.75
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14. Government Institutional Money Market Fund                         0.10
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15. Government Money Market Fund                                       0.10 1
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16. Growth Balanced Fund                                               0.65
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17. Growth Equity Fund                                                 0.97
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18. Growth Fund                                                        0.75
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19. High Yield Bond Fund                                               0.60
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20. Income Fund                                                        0.50
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21. Income Plus Fund                                                   0.60
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22. Index Allocation Fund                                              0.75
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23. Index Fund                                                         0.15
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24. Inflation-Protected Bond Fund                                      0.50
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25. Intermediate Government Income Fund                                0.50
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26. International Equity Fund                                          1.00
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27. Large Cap Appreciation Fund                                        0.70
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28. Large Company Growth Fund                                          0.75
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29. Limited Term Government Income Fund                                0.50
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30. Liquidity Reserve Money Market Fund                                0.35
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31. Minnesota Money Market Fund                                        0.30
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32. Minnesota Tax-Free Fund                                            0.40
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33. Moderate Balanced Fund                                             0.60
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34. Money Market Fund                                                  0.40
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35. Money Market Trust                                                 0.00
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36. Montgomery Emerging Markets Focus Fund                             1.10
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37. Montgomery Institutional Emerging Markets Fund                     1.10
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38. Montgomery Mid Cap Growth Fund 2                                   0.75
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-----------------------------
1 On February 4, 2003, the Board approved a reduction to the fee for advisory services for this Fund. Through July 25, 2003, the fee for advisory services is 0.35. Effective July 28, 2003, the fee for advisory services is 0.10.
2 Name change of the Mid Cap Growth Fund to the Montgomery Mid Cap Growth Fund will take effect following the closing of the reorganization of the Montgomery Funds into the Wells Fargo Funds effective on or before June 2003.


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


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                                                                   FEE AS % OF
FUNDS                                                              AVG. DAILY
                                                                   NET ASSET
                                                                     VALUE
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39. Montgomery Short Duration Government Bond Fund                     0.50
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40. Montgomery Small Cap Fund                                          0.90
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41. Montgomery Total Return Bond Fund                                  0.50
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42. National Limited Term Tax-Free Fund                                0.40
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43. National Tax-Free Fund                                             0.40
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44. National Tax-Free Institutional Money Market Fund                  0.10
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45. National Tax-Free Money Market Fund                                0.25
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46. National Tax-Free Money Market Trust                               0.00
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47. Nebraska Tax-Free Fund                                             0.50
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48. Outlook Today Fund                                                 0.70
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49. Outlook 2010 Fund                                                  0.70
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50. Outlook 2020 Fund                                                  0.70
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51. Outlook 2030 Fund                                                  0.70
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52. Outlook 2040 Fund                                                  0.70
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53. Overland Express Sweep Fund                                        0.45
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54. Prime Investment Institutional Money Market Fund                   0.10
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55. Prime Investment Money Market Fund                                 0.10
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56. SIFE Specialized Financial Services Fund                           0.95
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57. Small Cap Growth Fund                                              0.90
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58. Small Cap Opportunities Fund                                       0.90
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59. Small Company Growth Fund                                          0.90
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60. Small Company Value Fund                                           0.90
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61. Specialized Health Sciences Fund                                   0.95
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62. Specialized Technology Fund                                        1.05
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63. Stable Income Fund                                                 0.50
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64. Strategic Growth Allocation Fund                                   0.72
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65. Strategic Income Fund                                              0.52
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66. Tactical Maturity Bond Fund                                        0.50
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67. Treasury Plus Institutional Money Market Fund                      0.10
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68. Treasury Plus Money Market Fund                                    0.35
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69. WealthBuilder Growth Balanced Portfolio                            0.35
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70. WealthBuilder Growth and Income Portfolio                          0.35
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71. WealthBuilder Growth Portfolio                                     0.35
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72. 100% Treasury Money Market Fund                                    0.35
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Approved by Board of Trustees:  October 24, 2000, December 18, 2000, February 6,
2001, May 8, 2001, August 7, 2000, November 6, 2001, November 27, 2001, December
23, 2001, February 5, 2002, May 7, 2002, November 5, 2002 and February 4, 2003.

Most Recent Annual Approval Date: August 6, 2002.


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


     The foregoing fee schedule is agreed to as of February 4, 2003 and shall remain in effect until changed in writing by the parties.

                                               WELLS FARGO FUNDS TRUST

                                               By: /s/ C DAVID MESSMAN
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary


                                               WELLS FARGO FUNDS MANAGEMENT, LLC

                                               By: /s/ ANDREW OWEN
                                                  ------------------------------
                                                  Andrew Owen
                                                  Senior Vice President


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